Short-term loans	12 Months Ended
Dec. 31, 2020
Short-term loans
Short-term loans

14.	Short-term loans
Components of the outstanding short-term loans are as follows:

	As of December 31,
	2019	2020
	RMB	RMB
RMB denominated (Note a)	627,608	498,976
USD denominated (Note b)	466,037	535,822
EUR denominated (Note a)	—	8,628

Total	1,093,645	1,043,426

(a)
During the year ended December 31, 2019, the Group entered into various RMB denominated revolving credit facilities with multiple banks for a total credit of up to RMB2.6 billion. As of December 31, 2019, RMB627.6 million was drawn down and outstanding with interest rates ranging from 2.8% to 4.05% per annum.

During the year ended December 31, 2019, the Group entered into a facility agreement with Bank of China for a credit of RMB80 million. Under the credit facility agreement, the Group can specify the currencies at the time of draw-down. No amount was drawn on the credit facility as of December 31, 2019. During the year ended December 31, 2020, the Group increased its credit limit with Bank of China for the facility agreement from RMB80 million to RMB200 million. EUR1.1 million (approximately RMB8.6 million) was drawn down from these facilities and outstanding as of December 31, 2020, with a fixed interest rate 1.97% per annum.

(b)
During the year ended December 31, 2019, the Group entered into various USD denominated revolving credit facility agreements with multiple banks for a total credit of up to US$80 million (approximately RMB558.1 million), in which US$30 million (approximately RMB209.2 million) was drawn down and outstanding as of December 31, 2019. The interest rates ranged from a fixed rate of 2.94% to floating rate based on the
12-month London Inter-Bank Offered Rate plus 0.55% per annum.

During the year ended December 31, 2019, the Group entered into facility agreements with Standard Chartered Bank (Hong Kong) Limited for a credit of US$45 million (approximately RMB313.9 million). Under the credit facility agreement, the Group can specify the currencies at the time of draw-down. The Group drew down 36.8 million in US$ (approximately RMB256.8 million) in 2019 and outstanding as of December 31, 2019. The amount has been fully repaid during 2020.
During the year ended December 31, 2020, the outstanding balances under these facilities as of December 31, 2019 have been repaid and US$62.4 million (approximately RMB407.3 million) was drawn down and outstanding as of December 31, 2020 with interest rates range from 0.98% to 1.90% per annum. On March 25, 2020, the Group increased its USD denominated revolving credit facility by an additional US$20 million (approximately RMB130.5 million) loan facility and US$19.7 million (approximately RMB 128.5 million) was drawn down and outstanding as of December 31, 2020, with a fixed interest rate of 1.95% per annum.
Certain credit facilities, aggregating to RMB1,146 million as of December 31, 2020 (December 31, 2019: RMB952 million), are guaranteed by the Group’s receivables from its subsidiaries and letter of credit. As at December 31, 2020, RMB601.7 million (December 31, 2019: RMB625.5 million) of such credit facilities had not been utilized.